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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 19, 2000

                             NEWTEK CAPITAL, INC.
                      ___________________________________
              (Exact name of Registrant as Specified in Charter)


           New York                    001-16123              11-3504638
           --------                    ---------              ----------
  (State or Other Jurisdiction        (Commission          (I.R.S. Employer
       of Incorporation)              File Number)        Identification No.)

                1500 Hempstead Turnpike, East Meadow, NY  11554
                   (Address of Principal Executive Offices)

                                (516) 390-2260
                        ------------------------------
              Registrant's telephone number, including area code


                                Not applicable
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         (Former name or former address, if changed since last report)


Item 2.    Acquisition or Disposition of Assets.


     On September 20, 2000 Newtek Capital, Inc. (the "Registrant") announced that, as of September 19, 2000, it had consummated the acquisition of REXX Environmental Corporation ("REXX") formerly traded on the American Stock Exchange under the symbol "REX". The acquisition was accomplished pursuant to the merger of REXX with an acquisition subsidiary of the Registrant and followed the sale by REXX of is sole operating subsidiary, Watkins Contracting, Inc., and the merger with another of the Registrant's subsidiaries of BJB Holdings Corp. ("BJB"). BJB holds all of the Registrant's interests in a series of six certified capital companies and certain other subsidiaries.

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     Pursuant to the merger with REXX, the Registrant issued 2,467,576 shares of common stock and pursuant to the merger with BJB the Registrant issued 18,514,285 shares of common stock.

     For additional information, reference is made to the Agreement and Plan of Merger between REXX and Registrant dated as of December 9, 1999, attached as Exhibit B to the Proxy Statement/Prospectus, previously filed by the Registrant on August 18, 2000, which is part of the Registrant's Registration Statement on Form S-4 (File No. 333-43550) and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)  Financial Statements of Business Acquired.
         ----------------------------------------------

         Consolidated financial statements of REXX as of June 30, 2000 are incorporated herein by reference to REXX's Quarterly Report on Form 10-Q (File No. 001-14121).

         (b)  Pro Forma Financial Information.
              -------------------------------

     It is not currently practicable to provide the pro forma financial information required by Item 7(b) of Form 8-K. Such pro forma financial information will be filed by amendment to this Form 8-K no later than December 4, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEWTEK CAPITAL, INC.



DATE: October 4, 2000                   By: /s/ Barry Sloane
                                           -----------------------------
                                               Chairman of the Board and
                                               Chief Executive Officer

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